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Exhibit 10.25

SECOND AMENDMENT
TO THE
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

        Second Amendment, dated as of January 1, 2003 to the Amended and Restated Employment Agreement entered into by and between Willis North America Inc. ("Willis US") and Joseph J. Plumeri ("Executive") effective as of March 26, 2001 (the "Employment Agreement")

        WHEREAS, the parties wish to formally amend the Employment Agreement and reflect their mutual agreement and understanding of the modification.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Section 1(b)(ii) of the Employment Agreement is hereby amended by the substituting for the words "Fiscal Year 2002" the words "Fiscal Years 2002 and 2003" therein.

2.
All other terms of the Employment Agreement, as amended, not specifically amended or modified by this Second Amendment, shall remain in full force and effect and unaltered by this Second Amendment.

WILLIS NORTH AMERICA, INC.		EXECUTIVE
By:	/s/ WILLIAM P. BOWDEN, JR. William P. Bowden, Jr.	/s/ JOSEPH J. PLUMERI Joseph J. Plumeri
Title	General Counsel

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  Exhibit 10.25
SECOND AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT